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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 28, 2003
                                                           --------------


                             RPM INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


     Delaware                       1-14187                      02-0642224
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(State or other                   (Commission                 (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)


     2628 Pearl Road, P.O. Box 777, Medina, Ohio                 44258
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     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:   (330) 273-5090
                                                     -----------------



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)         Not applicable
         (b)         Not applicable
         (c)         Exhibits

         NUMBER      DESCRIPTION
         ------      -----------
         99.1        Press Release issued by RPM International Inc., dated
                     July 28, 2003, announcing the Company's fourth quarter and Fiscal 2003 results.

         99.2 Transcript of RPM International Inc. Fiscal 2003 earnings conference call, dated July 28, 2003.

         99.3        RPM International Inc. 2003 Fiscal Year End
                     Analyst/Investor Presentation


ITEM 9.  REGULATION FD DISCLOSURE.

         On July 28, 2003, RPM International Inc. issued a press release announcing its fourth quarter and fiscal year ended May 31, 2003 results, which provided detail not included in previously issued reports. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1. This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be provided under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

         On July 28, 2003, RPM International held an earnings conference call to discuss its fourth quarter and fiscal year ended May 31, 2003 results, which provided detail not included in previously issued reports. A copy of the transcript of such conference call is furnished with this Current Report on Form 8-K as Exhibit 99.2. This information, furnished under this "Item 9 Regulation FD Disclosure," is intended to be provided under "Item 12 Disclosure of Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216.

         The Company is furnishing herewith its analyst/investor presentation which includes, among other things, a review of certain financial results through the fiscal year ended May 31, 2003. The Company intends to make this information available to analysts and investors and the materials are posted on its website at www.rpminc.com. The presentation material is furnished herewith as Exhibit 99.3.

         The analyst/investor presentation includes information that does not directly conform to generally accepted accounting principles (GAAP). In accordance with Regulation G, the presentation includes an explanation of why management believes the presentation of non-GAAP financial measures is useful to investors, as well as a reconciliation of the non-GAAP financial measures to the closest GAAP financial measures.




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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      RPM INTERNATIONAL INC.


Date:  July 29, 2003                  By: /s/ Robert L. Matejka
                                         ---------------------------------------
                                         Robert L. Matejka
                                         Vice President, Chief Financial Officer
                                         and Controller




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                                  EXHIBIT INDEX



Exhibit      Description of Exhibit
-------      ----------------------

99.1 Press Release issued by RPM International Inc., dated July 28, 2003, announcing the Company's fourth quarter and Fiscal 2003 results.

99.2 Transcript of RPM International Inc. Fiscal 2003 earnings conference call, dated July 28,2003.

99.3         RPM International Inc. 2003 Fiscal Year End Analyst/Investor
             Presentation.